                                                                                                                           EXHIBIT 1
                                                                                                                       EXECUTION COPY

                                 SYNTHETIC FIXED-INCOME SECURITIES, INC.
                    STRATS(SM) TRUST FOR BNSF FUNDING TRUST I SECURITIES, SERIES 2007-2

                                          UNDERWRITING AGREEMENT

                                                                                             July 19, 2007

WACHOVIA CAPITAL MARKETS, LLC
RBC DAIN RAUSCHER INC.
c/o Wachovia Capital Markets, LLC
One Wachovia Center
301 S. College St.
Charlotte, North Carolina 28288-0630

Ladies and Gentlemen:

         Synthetic Fixed-Income Securities, Inc. (the "Depositor"), a Delaware corporation, proposes to form a trust (the "Trust"), which will issue and sell a series (a "Series") of its STRATS(SM) Certificates registered under the registration statement referred to in Section 1(a) hereof consisting of a single class of Callable Certificates, Series 2007-2 in an aggregate principal amount of $31,047,000 (the
"Certificates").  The primary assets (the "Primary Assets") of the Trust will be (i) $33,000,000 (by aggregate liquidation amount) of 6.613% fixed rate/floating rate trust preferred securities due 2055 issued by BNSF Funding Trust I (the "Underlying Securities") and (ii) all payments on, or collections in respect of, the Underlying Securities received after July 31, 2007, together with any and all income, proceeds and payments with respect thereto.  The Certificates will evidence a proportionate undivided beneficial ownership interest in certain distributions of the Trust.  The Certificates will be issued by the Trust, pursuant to a Base Trust Agreement, dated as of September 8, 2006 (the "Base Trust
Agreement"), between the Depositor and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, to be dated as of July 31, 2007 (together with the Base Trust
Agreement, the "Trust Agreement").  Wachovia Capital Markets, LLC and RBC Dain Rauscher Inc.
(collectively, the "Underwriters") pursuant to this agreement (this "Underwriting Agreement") are purchasing the Certificates set forth next to their respective names at the prices set forth on
Schedule I hereto, except that the amount purchased by each Underwriter may change in accordance with
Section 10 of this Underwriting Agreement.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Trust Agreement.  Certain terms used herein are defined in Section 16.  This

Underwriting Agreement and the Trust Agreement are referred to together herein as the "Operative Agreements".

         SECTION 1.        Representations and Warranties of the Depositor and the Seller.  The Depositor
and the Seller, each with respect to itself only, represents and warrants to, and agrees with the
Underwriters that:

                  (a)      A Registration Statement on Form S-3 (No. 333-135656) with respect to the
Certificates (i) has been prepared by the Depositor in conformity with the requirements of the
Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and
Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder;
(ii) has been filed with the Commission under the Securities Act; and (iii) has become effective under the Securities Act.  Copies of such Registration Statement have been delivered by the Depositor to the
Underwriters.  As used in this Underwriting Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time;
"Registration Statement" means such registration statement, at the Effective Time, including any documents incorporated by reference therein at such time.  The Depositor has filed a preliminary form of the Prospectus Supplement pursuant to Rule 424(b) of the Securities Act dated July 17, 2007 (together with the "Base Prospectus," dated June 28, 2007 as amended or supplemented if the Depositor shall have furnished any amendments or supplements thereto, the "Preliminary Prospectus").  The Depositor has filed a Pricing Term Sheet as a free writing prospectus (as such term is used in Rules 405 and 433 of the
Securities Act) pursuant to Rule 433 of the Securities Act on July 19, 2007 (as amended or supplemented if the Depositor shall have furnished any amendments or supplements thereto, the "Pricing Term Sheet").
The Depositor proposes to file with the Commission pursuant to Rule 424(b) under the rules and regulations of the Commission under the Securities Act the final prospectus supplement to the Base
Prospectus (the "Prospectus Supplement" and together with the Base Prospectus, the "Prospectus").
Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Prospectus and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), after the date of such Prospectus, as the case may be, and incorporated by reference in such Prospectus, as the case may be, and any reference to any amendment to the Registration
Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to
Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of the Disclosure Documents (as defined herein) or Prospectus.  There are no contracts or documents of the
Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the
Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement.  The conditions for use of
Form S-3 have been satisfied.

                  (b)      The Registration Statement as of the Effective Date conforms, and the
Preliminary Prospectus and Prospectus and any further amendments or supplements to the

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Registration Statement, Disclosure Documents or Prospectus as of the date of the Prospectus Supplement will conform in all respects to the requirements of the Securities Act and the Rules and Regulations.  The
Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Preliminary Prospectus as of the date of the first Contract of Sale (within the meaning of Rule 159 of the 1933 Act Regulations and all
Commission guidance relating to Rule 159) did not, and the Prospectus, as of the date of the Prospectus
Supplement did not, and as amended or supplemented as of the Closing Date (as defined below), does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information in the Preliminary Prospectus, which information shall of necessity appear only in the Prospectus); provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement, the Preliminary
Prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by any Underwriter expressly for use therein.  The only information furnished by the Underwriters or on behalf of the Underwriters for use in connection with the preparation of the
Registration Statement, the Disclosure Documents or the Prospectus is described in Section 8(e) hereof.

                  (c)      The documents incorporated by reference in the Preliminary Prospectus and the
Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Preliminary Prospectus and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d)      Prior to the time the first contract of sale for the Certificates was entered into, the Depositor had prepared and delivered the Preliminary Prospectus to the Underwriters.

                  (e)      Other than the Pricing Term Sheet, the Preliminary Prospectus and the
Prospectus, the Depositor (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to any Free Writing
Prospectus  (as defined herein) that constitutes an offer to sell or solicitation of an offer to buy the
Certificates.

                  (f)      Each Issuer Free Writing Prospectus (as defined herein) and the Pricing Term
Sheet does not include any information that conflicts with the information contained in the Registration
Statement, including any document incorporated by reference therein that has not

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been superseded or modified.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the
Depositor by the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(e) hereof.

                  (g)      Since the respective dates as of which information is given in the Disclosure
Documents or Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Disclosure Documents or Prospectus as supplemented or amended as of the Closing
Date.

                  (h)      The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under the Operative Agreements to which it is a party and to cause the
Certificates to be issued.

                  (i)      The Seller has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreements and the Purchase Agreement dated as of the closing date (the "Purchase Agreement" and together with this Agreement, the "Seller's Agreements") to which it is a party and to sell the Underlying Securities to the Trustee.

                  (j)      There are no actions, proceedings or investigations pending with respect to which the Depositor or the Seller has received service of process before, or threatened by, any court, administrative agency or other tribunal to which the Depositor or the Seller is a party or of which any of its properties is the subject (i) which if determined adversely to the Depositor or the Seller would have a material adverse effect on the business or financial condition of the Depositor or the Seller, respectively; (ii) which assert the invalidity of any of the Operative Agreements with respect to the
Depositor, the Seller's Agreements with respect to the Seller, or the Certificates; (iii) which seek to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by any of the Operative Agreements to which it is a party; (iv) which seek to prevent the consummation by the Seller of any of the transactions contemplated by the Seller's Agreements to which it is a party; (v) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of any of the Operative Agreements to which it is a party or the Certificates; or (vi) which might materially and adversely affect the performance by the
Seller of its obligations under, or the validity or enforceability of the Seller's Agreements.

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                  (k)      This Underwriting Agreement has been, and the Trust Agreement and Purchase
Agreement, when executed and delivered as contemplated hereby and thereby, will have been, duly authorized, executed and delivered by the Depositor or Seller, respectively, and this Underwriting
Agreement constitutes, and the Trust Agreement and Purchase Agreement when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the
Depositor or Seller, respectively, in accordance with their respective terms, subject as to enforceability to (i) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally; (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (iii) with respect to rights of indemnity under this Underwriting Agreement and the Trust Agreement, limitations of public policy under applicable securities laws.

                  (l)      The execution, delivery and performance by the Depositor of the Operative
Agreements and the Seller of the Seller's Agreements to which each is a party and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor or the Seller, respectively, is a party, by which the Depositor or the Seller, respectively, is bound or to which any of the properties or assets of the Depositor or the
Seller, respectively, or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor or the
Seller, respectively, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Depositor, Certificate of Formation of the Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the
Depositor, the Seller or any of their properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor or the
Seller.

                  (m)      When the Certificates are duly and validly executed and authenticated by the
Trustee and delivered in accordance with the Trust Agreement, the Certificates will be duly and validly issued and outstanding and entitled to the benefits and security afforded by the Trust Agreement.

                  (n)      No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates and the sale of the Certificates to the Underwriters, or the consummation by the
Depositor of the other transactions contemplated by the Operative Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or as have been obtained.

                  (o)      The Depositor and the Seller possess all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them and as described in the Prospectus, and the
Depositor and the Seller have not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if

                                                       5

decided adversely to the Depositor or the Seller would, singly or in the aggregate, materially and adversely affect the conduct of their respective business, operations or financial condition.

                  (p)      At the time of execution and delivery of the Purchase Agreement, the Seller will:  (i) be the sole beneficial owner of the Primary Assets being transferred to the Trustee pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any Person any of its right or title in the Primary Assets; and (iii) have the power and authority to sell its interest in the Primary
Assets to the Trustee.  Upon execution and delivery of the Trust Agreement by the Trustee, the Trust will have acquired beneficial ownership of all of the Seller's right, title and interest in and to the
Primary Assets.

                  (q)      At the time of execution and delivery of the Trust Agreement, the Depositor will:  (i)  not have assigned to any Person any of its right or title in the Trust Agreement or in the
Certificates being issued and (ii) have the power and authority to sell its interest in the Certificates to the Underwriters.  Upon delivery to the Underwriters of the Certificates, the Underwriters will have good title to the Certificates, free and clear of any Liens.

                  (r)      As of the Closing Date, the Primary Assets included in the related Trust will meet the criteria described in the Prospectus and will conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (s)      None of the Depositor, the Seller, or the Trust created by the Trust Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the Rules and Regulations of the Commission thereunder.

                  (t)      At the Closing Date, the Certificates and the Trust Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (u)      At the Closing Date, the Certificates will have been rated at least "BBB-" by
Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P" or the "Rating
Agency").

                  (v)      Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Operative Agreements and the Certificates have been paid or will be paid at or prior to the Closing Date.

                  (w)      At the Closing Date, each of the representations and warranties of the
Depositor set forth in the Trust Agreement will be true and correct in all material respects.

         Any certificate signed by an officer of the Depositor and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Certificates shall be deemed to be a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

         SECTION 2.        Purchase and Sale.  The commitment of the Underwriters to purchase the
Certificates pursuant to this Underwriting Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and

                                                       6

conditions herein set forth.  The Depositor agrees to instruct the Trustee to issue the Certificates and agrees to sell to the Underwriters, and the Underwriters severally agree (except as provided in Sections 10 and
11) to purchase from the Depositor, the aggregate number of the Certificates at the purchase price or prices set forth in Schedule I, except that the amount purchased by each Underwriter may change in accordance with Section 10 of this Underwriting Agreement.

         SECTION 3.        Delivery and Payment.  Delivery of and payment for the Certificates to be purchased by the Underwriters shall be made at the offices of Orrick, Herrington & Sutcliffe LLP, 3050 K
Street NW, Washington, DC 20007 or at such other place as shall be agreed upon by the Underwriters and the Depositor at 10:00 a.m., New York time on July 31, 2007, or at such other time or date as shall be agreed upon in writing by the Underwriters and the Depositor (such date being referred to as the
"Closing Date").  Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor.  Delivery of the Certificates shall be made to the Underwriters for the accounts of the Underwriters against payment of the purchase price thereof.  The Certificates shall be in such authorized denominations and registered in such names as the Underwriters may request in writing at least two business days prior to the Closing Date.  The Certificates will be made available for examination by the Underwriters no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

         SECTION 4.        Offering by the Underwriters.  It is understood that, subject to the terms and conditions hereof, the Underwriters proposes to offer the Certificates for sale to the public as set forth in the Prospectus. Prior to the date of the first Contract of Sale (within the meaning of Rule 159 of the 1933 Act Regulations and all Commission guidance relating to Rule 159) made based on the
Preliminary Prospectus and the Pricing Term Sheet, the Underwriters have not pledged, sold, disposed of or otherwise transferred any Certificate or any interest in any Certificate.  The Underwriters shall not accept any such offer to purchase a Certificate or any interest in any Certificate or otherwise enter into any sale for any Certificate or any interest in any Certificate prior to the conveyance of the
Preliminary Prospectus and the Pricing Term Sheet to the investor.

         The Depositor agrees that, unless it has or shall have obtained the prior written consent of the Underwriters, and the Underwriters agree with the Depositor that, unless they have or shall have obtained, as the case may be, the prior written consent of the Depositor, they have not made and will not make any offer relating to the Certificates that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405) required to be filed by the Depositor with the Commission or retained by the Depositor under Rule 433, other than a free writing prospectus containing the information contained in the Pricing Term Sheet.  Any such free writing prospectus consented to by the Underwriters or the Depositor is hereinafter referred to as a
"Permitted Free Writing Prospectus."  The Depositor agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has
complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

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         SECTION 5.        Covenants of the Depositor.  The Depositor agrees as follows:

                  (a)      To prepare the Preliminary Prospectus and Prospectus in a form approved by the
Underwriters and to file such Preliminary Prospectus and Prospectus pursuant to Rule 424(b) under the
Securities Act not later than the Commission's close of business on the second business day following the availability of the Preliminary Prospectus and the Prospectus to the Underwriters and to make no further amendment or any supplement to the Registration Statement, Preliminary Prospectus or Prospectus
prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the Closing Date or any supplement to the Preliminary Prospectus or
Prospectus or any amended Preliminary Prospectus or Prospectus has been filed prior to the Closing Date and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Preliminary
Prospectus and Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Certificates to advise the Underwriters promptly of its receipt of notice of the issuance by the Commission of any stop order or of:  (i) any order preventing or suspending the use of the Preliminary Prospectus or Prospectus; (ii) the suspension of the qualification of the Certificates for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement, the Preliminary Prospectus or the Prospectus or for additional information.
In the event of the issuance of any stop order or of any order preventing or suspending the use of the
Preliminary Prospectus or the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

                  (b)      To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                  (c)      To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits);
(ii) the Disclosure Documents and Prospectus and any amended or supplemented Disclosure Document or
Prospectus; and (iii) any document incorporated by reference in the Preliminary Prospectus or Prospectus
(including exhibits thereto).  If the delivery of a prospectus is required at any time in connection with the offering or sale of the Certificates, and if at such time any events shall have occurred as a result of which the Disclosure Documents or Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Disclosure
Documents or Prospectus are delivered, not misleading, or, if for any other reason it shall be necessary during the same period to amend or supplement the Disclosure Documents or Prospectus or to file under the Exchange Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall

                                                       8

notify the Underwriters and, upon the Underwriters' request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amendment or a supplement to the Disclosure Documents or Prospectus which corrects such statement or omission or effects such compliance.

                  (d)      To furnish the Underwriters and counsel for the Underwriters prior to amending or supplementing the Registration Statement, the Preliminary Prospectus or the Prospectus with respect to the Certificates a copy of each such proposed amendment or supplement, and to obtain the consent of the Underwriters for the filing of such amendment or supplement.

                  (e)      To file promptly with the Commission any amendment to the Registration
Statement, the Disclosure Documents or the Prospectus or any supplement to the Registration Statement, the Disclosure Documents or the Prospectus that may, in the judgment of the Depositor or the
Underwriters, be required by the Securities Act or requested by the Commission.

                  (f)      To use its best efforts, if at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Documents would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, to (i) notify promptly the Underwriters so that any use of the
Disclosure Documents may cease until it is amended or supplemented; (ii) amend or supplement the
Disclosure Documents to correct such statement or omission; and (iii) supply any amendment or supplement to the Underwriters in such quantities as the Underwriters may reasonably request.

                  (g)      To make generally available to holders of the Certificates as soon as practicable, but in any event not later than ninety (90) days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a)
of the Securities Act and the Rules and Regulations (including, at the option of the Depositor,
Rule 158) and covering a period of at least twelve (12) consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

                  (h)      To use its best efforts, in cooperation with the Underwriters, to qualify the
Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Certificates; provided, however, that in connection therewith, the Depositor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.  The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been so qualified.

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                  (i)      To file or cause the Trustee to file on behalf of the Trust, on a timely basis, any documents and any amendments thereof as may be required to be filed by it pursuant to the
Exchange Act.

                  (j)      So long as the Certificates shall be outstanding the Depositor shall cause the
Trustee, pursuant to the Trust Agreement, to deliver to the Underwriters as soon as such information, documents and reports, as applicable, are available to be furnished:  (i) copies of all reports filed with the Commission and copies of each notice published or mailed to any holders of Certificates pursuant to the Trust Agreement and (ii) such other information with respect to the Trust or its financial condition or results of operations, as the Underwriters may reasonably request, including, but not limited to, information necessary or appropriate to the maintenance of a secondary market in any
Certificates.

                  (k)      To apply the net proceeds from the sale of the Certificates in the manner set forth in the Prospectus Supplement.

         SECTION 6.        Conditions to the Underwriters' Obligations.  The obligations of each of the
Underwriters to purchase the Certificates pursuant to this Underwriting Agreement are subject to:  (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor and the Seller herein contained; (ii) the performance by the Depositor of all of its obligations hereunder; and (iii) satisfaction of the following conditions as of the Closing Date:

                  (a)      The Underwriters shall have received confirmation of the effectiveness of the
Registration Statement.  No stop order suspending the effectiveness of the Registration Statement or any part thereof shall be in effect, and no proceedings for that purpose shall be pending or, to the knowledge of the Depositor, threatened by the Commission or by any authority administering any state securities or blue sky law.  Any request of the Commission for inclusion of additional information in the Registration Statement, Disclosure Documents or Prospectus shall have been complied with.

                  (b)      The Prospectus Supplement shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) of the
Securities Act.

                  (c)      The Pricing Term Sheet and any other material required to be filed by the
Depositor pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433.

                  (d)      None of the Underwriters shall have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement, the Preliminary Prospectus or the
Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of such Underwriter and its counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (e)      All corporate proceedings and other legal matters relating to the authorization, form and validity of the Operative Agreements, the Certificates, the Registration

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Statement, the Disclosure Documents and the Prospectus, and all other legal matters relating to this
Underwriting Agreement and the transactions contemplated hereby shall be satisfactory in all respects to the Underwriters and their counsel, and the Depositor shall have furnished to the Underwriters and their counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (f)      Orrick, Herrington & Sutcliffe LLP, counsel to the Depositor and the Seller, shall have furnished to the Underwriters its written opinions, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters.

                  (g)      Dorsey & Whitney LLP, counsel to the Trustee, shall have furnished to the
Underwriters its written opinion, addressed to the Underwriters and dated as of the applicable Closing
Date, in form and substance satisfactory to the Underwriters.

                  (h)      If applicable, the Underwriters shall have received letters dated the Closing
Date from counsel rendering opinions to the Rating Agency rating the Certificates, to the effect that the Underwriters may rely upon their opinion to such Rating Agency, as if such opinion were rendered to the Underwriters.

                  (i)      The Underwriters shall have received such opinion or opinions, dated the
Closing Date, with respect to the incorporation of the Depositor and the formation of the Seller, the validity of the Registration Statement, the Preliminary Prospectus, the Pricing Term Sheet and the
Prospectus and other related matters as the Underwriters may require, and the Depositor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (j)      The Underwriters shall have received a certificate or certificates signed by such of the principal executive, financial and accounting officers of the Depositor as the Underwriters may request, dated the applicable Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Depositor and the Seller in this Underwriting Agreement are true and correct; (ii) the Depositor has complied with its agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the
Closing Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated; (iv) subsequent to the respective dates as of which information is given in the Disclosure Documents or the Prospectus, and except as set forth or contemplated in the Disclosure Documents or the Prospectus, there has not been any material adverse change in the general affairs, capitalization, financial condition or results of operations of the Depositor or the Seller; (v) except as otherwise stated in the Disclosure Documents or the Prospectus, there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or, to their knowledge, threatened, which could have a material effect upon the Depositor or the Seller or upon the transactions contemplated by this Underwriting
Agreement; and (vi) attached thereto are true and correct copies of a letter from the rating agency or agencies rating the Certificates subject to this Underwriting Agreement confirming that, unless otherwise specified in the applicable Underwriting Agreement that the Certificates have been rated in the same rating categories established by such agency or agencies

                                                       11

as the rating of the Underlying Securities and that such rating has not been lowered since the date of such letter.

                  (k)      The Trustee shall have furnished to the Underwriters a certificate of the
Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Trust Agreement by the Trustee and the due execution, authentication and delivery of the Certificates by the Trustee thereunder.

                  (l)      The Depositor shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested not less than three full business days prior to the Closing Date.

                  (m)      Subsequent to the execution and delivery of this Underwriting Agreement, none of the following shall have occurred:  (i) trading in securities generally on the New York Stock
Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United
States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the
United States shall be such) as to make it in each of the instances set forth in clauses (i), (ii),
(iii) and (iv) herein, in the judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Certificates on the terms and in the manner contemplated in the
Prospectus.

         If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement may be terminated by the Underwriters by notice to the
Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this
Underwriting Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         SECTION 7.        Payment of Expenses.  As between the Depositor and the Underwriters, the
Depositor agrees to pay all expenses incident to the performance of its obligations under this
Underwriting Agreement, including without limitation those relating to:  (a) the costs incident to the authorization, issuance, sale and delivery of the Certificates and any taxes payable in connection therewith; (b) a portion of the fees previously paid to the Commission with respect to the filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Disclosure Documents and
Prospectus and any amendment or supplement to the Prospectus (including the Disclosure Documents) or any document incorporated by reference therein, all as provided in this Underwriting Agreement; (d) the costs of reproducing and

                                                       12

distributing this Underwriting Agreement; (e) the fees and expenses of qualifying the Certificates under the securities laws of the several jurisdictions as provided in Section 5(h), if necessary, hereof and of preparing, printing and distributing a blue sky memorandum (including related fees and expenses of counsel to the Underwriters); (f) any fees charged by securities rating services for rating the Certificates;
and (g) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of your counsel).

         If this Underwriting Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 11, the Depositor shall cause the Underwriters to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of Orrick, Herrington &
Sutcliffe LLP, counsel for the Underwriters.

         SECTION 8.        Indemnification and Contribution.  (a)  The Depositor agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Certificates), to which such
Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto; (ii) the omission or alleged omission to state in the
Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, the Preliminary Prospectus, any
Issuer Free Writing Prospectus, the Pricing Term Sheet, or any amendment thereof or supplement thereto;
or (iv) the omission or alleged omission to state in the Prospectus, the Preliminary Prospectus, any
Issuer Free Writing Prospectus, the Pricing Term Sheet or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information in the
Preliminary Prospectus, which information shall of necessity appear only in the Prospectus), and shall reimburse such Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the
Prospectus, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Term Sheet, or
any amendment thereof or supplement thereto, or the Registration Statement, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the
Depositor by or on behalf of such Underwriter specifically for inclusion therein, it being understood that the only information furnished by such Underwriter or on behalf of any such Underwriter for use in connection with the preparation of the Registration Statement, the Disclosure Documents or the
Prospectus is described in Section 8(e) hereof.  The foregoing

                                                       13

indemnity agreement is in addition to any liability which the Depositor may otherwise have to each Underwriter or any controlling person of each Underwriter.

                  (b)      Each Underwriter, agrees to indemnify and hold harmless the Depositor, each of their directors, each of the officers of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the
Depositor or any such director, officer or controlling person may become subject, under the Securities
Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the
Registration Statement, or any amendment thereof or supplement thereto; (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading;
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Term Sheet, or any amendment thereof or supplement thereto; or (iv) the omission or alleged omission to state in the Prospectus, the
Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Term Sheet, or any amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information in the Preliminary Prospectus, which information shall of necessity appear only in the Prospectus), but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriters specifically for inclusion therein, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The only information furnished by the
Underwriters or on behalf of the Underwriters for use in connection with the preparation of the
Registration Statement, the Disclosure Documents or the Prospectus is described in Section 8(e) hereof.
The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Depositor or any such director, officer or controlling person.

                  (c)      Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this
Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate

                                                       14

therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:  (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel per jurisdiction) at any time for all such indemnified parties, which firm shall be designated in writing by the applicable Underwriter, if the indemnified parties under this Section 8 consist of the Underwriters or any of its respective controlling persons, or the Depositor, if the indemnified parties under this Section 8 consist of the
Depositor or any of the Depositor's directors, officers or controlling persons.

         Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a)
and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

                  (d)      If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Sections 8(a) or (b) in

                                                       15

respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor and the related Underwriter from the offering of the Certificates or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and the related Underwriter with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

         The relative benefits of the related Underwriter and the Depositor shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the
Depositor bear to the total underwriting discounts and commissions received by the related Underwriter from time to time in negotiated sales of the related Certificates.

         The relative fault of the related Underwriter and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the related
Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

         The Depositor and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the
Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this
Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         For purposes of this Section 8, in no case shall any Underwriters be responsible for any amount in excess of (x) the amount received by such Underwriter in connection with its resale of the related
Certificates over (y) the amount paid by such Underwriter to the Depositor for the related Certificates by such Underwriter hereunder.  No person guilty of fraudulent misrepresentation (within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e)      Each of the Underwriters confirms that the information set forth in the
Prospectus Supplement under the heading "Method of Distribution" (as such information relates to the
Underwriter) is correct, and the parties hereto acknowledge that such information constitutes the only information furnished in writing by or on behalf of such Underwriter for use in connection with the preparation of the Registration Statement, the Prospectus, the Preliminary Prospectus, any Issuer Free
Writing Prospectus or the Pricing Term Sheet.

                                                       16

         SECTION 9.        Representations, Warranties and Agreements to Survive Delivery.  All
representations, warranties and agreements contained in this Underwriting Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor, and shall survive delivery of any
Certificates to the Underwriters.

         SECTION 10.       Default by One of the Underwriters.  If one of the Underwriters participating in the public offering of the Certificates shall fail at the Closing Date to purchase the Certificates which it is obligated to purchase hereunder (the "Defaulted Certificates"), then one or more of the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth.  If, however, the non-defaulting Underwriters have not completed such arrangements within such 24-hour period, then:

                  (a)      if the aggregate principal amount of Defaulted Certificates does not exceed
10% of the aggregate principal amount of the Certificates to be purchased pursuant to this Underwriting
Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof, or

                  (b)      if the aggregate principal amount of Defaulted Certificates exceeds 10% of the aggregate principal amount of the Certificates to be purchased pursuant to this Underwriting Agreement, this Underwriting Agreement shall terminate, without any liability on the part of the non-defaulting
Underwriters.

         No action taken pursuant to this Section 10 shall relieve a defaulting Underwriter from the liability with respect to any default of such Underwriter under this Underwriting Agreement.

         In the event of a default by any Underwriter as set forth in this Section 10, the non-defaulting Underwriters and the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days (as defined herein) in order that any required changes in the
Registration Statement or Prospectus or in any other documents or arrangements may be effected.

         SECTION 11.       Termination of this Underwriting Agreement.  The Underwriters may terminate this Underwriting Agreement immediately upon notice to the Depositor, at any time at or prior to the
Closing Date if any of the events or conditions described in Section 6(m) of this Underwriting Agreement shall occur and be continuing.  In the event of any such termination, the covenant set forth in
Section 5(e), the provisions of Section 7, the indemnity agreement set forth in Section 8, and the provisions of Sections 9 and 16 shall remain in effect.

         SECTION 12.       Non-petition Covenant.  Notwithstanding any prior termination of this
Underwriting Agreement, each of the Underwriters and the Depositor agree that it shall not, until the date which is one year and one day after the earlier of a Trust Termination Event or the Final Scheduled
Distribution Date, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or

                                                       17

pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

         SECTION 13.       Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a)      if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to care of Wachovia Capital Markets, LLC, One Wachovia Center, 301 S. College St.,
Charlotte, North Carolina 28288-0630, Attention:  STRATS 2007-2 (Fax:  (704) 383.0353) and

                  (b)      if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to care of Synthetic Fixed-Income Securities, Inc., One Wachovia Center, 301 S. College
St., Charlotte, North Carolina 28288-0630, Attention:  STRATS 2007-2 (fax:  (704) 374-3375).

         SECTION 14.       Persons Entitled to the Benefit of this Underwriting Agreement.  This
Underwriting Agreement shall inure to the benefit of and be binding upon the Underwriters and the
Depositor and their respective successors.  This Underwriting Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Underwriting Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of
Section 15 of the Securities Act.  Nothing in this Underwriting Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or any provision contained herein.

         SECTION 15.       Survival.  The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriters contained in this Underwriting Agreement, or made by or on behalf of them, respectively, pursuant to this Underwriting Agreement shall survive the delivery of and payment for the Certificates and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         SECTION 16.       Definitions.

         "Business Day" means any day on which the New York Stock Exchange is open for trading.

         "Disclosure Documents" shall mean (i) the Preliminary Prospectus, including any document that is incorporated by reference therein; (ii) the Pricing Term Sheet; and (iii) any other Free Writing
Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the
Disclosure Documents.

                                                       18

         "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405.

         "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in
Rule 433.

         SECTION 17.       Governing Law; Submission to Jurisdiction.  This Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

         The parties hereto hereby submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Underwriting Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New York
State court or, to the extent permitted by law, in such federal court.

         SECTION 18.       Counterparts.  This Underwriting Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         SECTION 19.       Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Underwriting
Agreement.

                                                       * * *

                                                       19

                                                   Very truly yours,

                                                   SYNTHETIC FIXED-INCOME SECURITIES, INC.

                                                   By: /s/ James Whang
                                                         Name:  James Whang
                                                         Title:    Director

                                                   STRATS, LLC

                                                   By: /s/ James Whang
                                                         Name:  James Whang
                                                         Title:    Managing Director

Agreed and Accepted:

WACHOVIA CAPITAL MARKETS, LLC,
   for itself and as representative of the
   underwriters named in Schedule I hereto

By: /s/ James Whang
     Name:  James Whang
     Title:    Managing Director

                                                       [Underwriting Agreement]

                                                SCHEDULE I
                                                                                     Certificates
                                                                   _____________________________________________
                          Underwriters                             Number of Certificates         Purchase Price
________________________________________________________________________________________________________________
Wachovia Capital Markets, LLC                                                  241,880              $6,047,000
RBC Dain Rauscher Inc.                                                       1,000,000             $25,000,000

                                                       A-1